EXHIBIT 10.1
                                COMMERCIAL LEASE


1.  PARTIES                   10 Speen Street, LLC., a Delaware limited
                              liability company, LESSOR, which expression shall include its heirs, successors, and assigns where the context so admits, does hereby lease to ASA
                              International Ltd., LESSEE, which expression shall include successors, executors, administrators, and assigns where the context so admits, the following described premises:


2.  PREMISES                  the entire building, containing approximately
                              32,673 square feet of leasable space known and numbered as 10 Speen Street, Framingham,
                              Massachusetts ("the Property").

3.  TERM                      The term of this Lease shall be for fifteen (15)
                              years commencing on September 15, 1998 and ending on September 30, 2013.

4.  RENT                      LESSEE's monthly rent payments during the term of
                              this Lease shall be $37,626.17, based on an annual rent of $451,514.00, payable in advance on the first day of each and every calendar month during the term of this lease without deduction or setoff of any kind unless set forth herein.

5.  UTILITIES                 The LESSOR shall make provision for the delivery
                              of utilities to the Property and LESSEE shall pay for all LESSEE's utilities and water use charges.
                              LESSOR agrees to furnish reasonable heat to the Property during normal business hours on regular business days of the heating season of each year, to furnish elevator service, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.

6.  USE OF                    The LESSEE shall use the leased premises only for
    LEASED                    office purposes.
    PREMISES

7.  COMPLIANCE                The LESSEE acknowledges that no trade or
    WITH LAWS                 occupation shall be conducted in the leased
                              premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

8.  FIRE                      The LESSEE shall not permit any use of the leased
    INSURANCE                 premises which will make voidable any insurance on
                              the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire
                              Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.


9.  MAINTENANCE               The LESSEE agrees to maintain the leased premises
    OF PREMISES               in the same condition as they are at the
                              commencement of the term or as they may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain consent of LESSOR before erecting any sign on the premises.

10.  ALTERATIONS/             The LESSEE shall not make structural alterations
     ADDITIONS                or additions to the leased premises, but may make
                              non-structural alterations provided the LESSOR
                              Consents thereto, which consent shall not be unreasonable withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

11.  ASSIGNMENT/              The LESSEE may assign or sublet the whole or any
     SUBLEASING               part of the leased premises without LESSOR's prior
                              consent. LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this Lease. It shall be a condition to any such, assignment or subletting, that the assignee or subtenant shall agree to be bound by all the obligations of the LESSEE hereunder, including, without limitation, the obligation to pay rent.
                              Any such assignment or subletting shall not grant to the assignee or subtenant any greater right than those granted to the LESSEE hereunder.

12.  SUBORDINATION            This lease shall be subject and subordinate to any
                              and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of the lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

                              In the event of the enforcement by the mortgagee of the LESSOR's mortgage, the LESSEE shall, upon request of any person succeeding in the interest to LESSOR as a result of such enforcement, automatically become the LESSEE of said successor in interest, without change in the terms or other provisions of this lease, provided, however, that said successor in interest shall not be bound by
                              (i) any payment of rent or additional rent for more than one (1) month in advance, or (ii) any amendment or modification of the lease without the written consent of Mortgagee or such successor in interest, or (iii) any pre-existing LESSOR liability or obligation. LESSEE shall, upon mortgagee's written request, execute and deliver an instrument or instruments confirming such attornment; provided, however, that so long as LESSEE is not in default under the terms and provisions of the Lease, Mortgagee covenants to the LESSEE not to disturb the LESSEE in its possession of the Property.

13. LESSOR'S ACCESS           The LESSOR or agents of the LESSOR may, at
                              reasonable times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at an time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

14.  INDEMNIFICATION          The LESSEE shall save the LESSOR harmless from all
     AND LIABILITY            loss and damage occasioned by the use or escape of
                              water or by the bursting of pipes, or any interruption in the provision of utility services, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR.
                              The removal of snow and ice from the sidewalks bordering upon the leased premises shall be LESSOR's responsibility.

15.  LESSEE'S                 The LESSEE shall maintain with respect to the
     LIABILITY                leased premises and the property of which the
     INSURANCE                leased premises are a part, comprehensive public
                              liability insurance and property insurance in a commercially reasonable amount agreed to by the LESSOR and the LESSEE with responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as the LESSEE against injury persons or damage to property as provided. LESSEE shall furnish to LESSOR, upon request, a certificate of such insurance policy, naming LESSOR and LESSOR's lender as additional insureds and loss payee.

16.  FIRE, CASUALTY-          Should a substantial portion of the leased
     EMINENT DOMAIN           premises, or of the property of which they are a
                              part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                              (a) The LESSOR fails to give written notice within forty-five (45) days of its intention to restore leased premises, or

                              (b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within one hundred and twenty (120) days of said fire, casualty, or taking.

                              The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

17.  DEFAULT AND              In the event that:
     BANKRUPTCY
                              (a)    The LESSEE shall default in the payment of
                                     any installment of rent or other sum
                                     herein specified and such default shall
                                     continue for ten (10) days after written notice thereof; or

                              (b) The LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

                              (c) The LESSEE shall be declared bankrupt or insolvent according to law, or if any assignment shall be made of LESSEE's property for the benefit of creditors,

                              then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions of covenants on LESSEE's part to be observed or performed under or by virtue of any of the provision in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of six (6) percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

18.  NOTICE                   Any notice from the LESSOR to the LESSEE relating
                              to the leased premises or to the occupancy thereof, shall be deemed duly served if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at ASA
                              PROPERTIES, INC., 10 Speen Street, Framingham,
                              Massachusetts 01701.

19. SURRENDER                 The LESSEE shall at the expiration or other
                              termination of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

20.  QUIET                    LESSOR agrees that upon LESSEE's paying the rent
     ENJOYMENT                and performing and observing the agreements,
                              conditions and other provisions on its part to be performed and observed, LESSEE shall and may peaceably and quietly have, hold and enjoy the premises during the Lease Term without any manner of hindrance or molestation from LESSOR or anyone claiming under LESSOR, subject, however, to the terms of the Lease.

21.  LIMITATION               After the commencement date, no owner of the
     OF LESSOR'S              premises shall be liable under this Lease except
     LIABILITY                for breaches of Landlord's obligations occurring
                              while owner of the premises. Including any injury or property damage to LESSEE, it's employees or guests which occur as a result of the negligence of LESSOR, it's agents, or employees.

22.  LESSOR'S DEFAULT         LESSOR shall not be deemed to be in default in the
                              performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall fail to perform such obligations and such failure shall continue for a period of thirty days or such additional time as is reasonably required to correct any such default after written notice has been given by LESSEE to LESSOR specifying the nature of LESSOR's alleged default. LESSEE shall have no right to terminate this Lease for any default by LESSOR hereunder, but shall have the right to cure the default and set off the reasonable costs of curing said default against rental payments arising after the completion of the curing of the default provided that LESSEE has sent LESSOR written notice of the default and LESSOR shall not have undertaken to rectify such default within thirty (30) days after receipt of written notice thereof, and thereafter proceeded diligently to remedy such default.

23.  TAXES,                   LESSEE shall pay directly to the taxing authority
     ASSESSMENTS AND          any and all real estate taxes, including
     OTHER CHARGES            betterment's and other assessments (whether
                              ordinary or extraordinary), water rents, sewer and other charges which shall be imposed, assessed or levied upon the Property.

24.  APPLICABLE               This Lease shall be governed by and construed in
     LAW AND                  accordance with the laws of the Commonwealth of
     CONSTRUCTION             Massachusetts, and, if any provisions of this
                              Lease shall to any extent be invalid, the remainder of the Lease shall not be affected thereby. There are no oral or written agreements between LESSOR and LESSEE affecting this Lease.
                              This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by LESSOR and LESSEE. If there shall be more than one LESSEE, the obligations imposed by this Lease upon LESSEE shall be joint and several.

25. RENEWAL                   LESSOR grants LESSEE an option to extend this
                              Lease for an additional five (5) years, provided the LESSEE gives the LESSOR six (6) months' notice of its exercise of this option, prior to the expiration of the original fifteen-year term. The renewal term will be at the-then- prevailing rental rate for this building.

26. Notwithstanding anything contained herein to the contrary, this Lease is contingent upon LESSOR closing on the acquisition and financing of the Property. This Lease shall be null and void in the event LESSOR does not close on the acquisition and financing of the Property and the Lease dated September 28, 1993, by and between ASA Properties, Inc., as LESSOR, and ASA International Ltd., as LESSEE, shall remain in full force and effect.

NOTE:  All additional pages should be initialed by LESSOR and LESSEE.

IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this fifteenth day of September, 1998.


                                              /s/ Terrence C. McCarthy
                                              Vice President & Treasurer
                                              ASA Properties, Inc.
                                              Managing Member


                                              LESSOR:  10 SPEEN STREET LLC


                                              /s/ Terrence C. McCarthy
                                              Vice President & Treasurer


                                              LESSEE:  ASA INTERNATIONAL LTD.